                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY



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- --------------------------------------------------------------------------------



                    MORTGAGE LOAN MASTER TRANSFER AGREEMENT

                           Dated as of June 30, 1995


                                 by and between


                          COAST SECURITY MORTGAGE INC.
                                 as Originator


                                      and


                        FIRST ALLIANCE MORTGAGE COMPANY,
                                  the Company

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

                                 TABLE OF CONTENTS
                                 -----------------




                                                                                                    PAGE
Section 1.       Definitions.......................................................................    1

Section 3.       Interest Calculations.............................................................    5

Section 4.       Premium Payment; Bulk Sales.......................................................    5

Section 5.       Representations, Warranties and Covenants Regarding the Originator and the
                 Company...........................................................................    6

Section 6.       Representations and Warranties of the Originator Regarding the Mortgage Loans.....    9

Section 8.       Term of Agreement.................................................................   15

Section 9.       Authorized Representatives........................................................   15

Section 10.      Notices...........................................................................   15

Section 11.      Governing Law.....................................................................   15

Section 12.      Assignment........................................................................   16

Section 13.      Counterparts......................................................................   16

Section 14.      Amendment.........................................................................   16

Section 15.      Severability of Provisions........................................................   16

Section 16.      No Agency: No Partnership or Joint Venture........................................   16

Section 17.      Further Assurances................................................................   16

Section 18.      Maintenance of Records............................................................   16

     THIS MORTGAGE LOAN MASTER TRANSFER AGREEMENT, dated as of June 30, 1995, between FIRST ALLIANCE MORTGAGE COMPANY (the "Company") and COAST SECURITY MORTGAGE INC. (the "Originator").

     A. Each Originator is an originator of mortgage loans which it may, from time to time, sell to the Company;

     B. The Company may, from time to time, purchase such mortgage loans from the Originator;

     C. The Company in its capacity as a purchaser of Mortgage Loans desires to sell such Mortgage Loans to unaffiliated third parties for the purpose of either selling such mortgage loans in bulk transfers or securitizing such loans in public or private transactions; and

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        Section 1. Definitions. Whenever used in this Agreement, the following
                   -----------
words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Agreement: This Mortgage Loan Master Transfer Agreement as it may be
        ---------
amended from time to time, including the exhibits and supplements hereto.

        Bulk Sale: The sale by the Company of mortgage loans including the
        ---------
Mortgage Loans to Bulk Sale Purchasers.

        Bulk Sale Purchaser:  The third party purchaser of Mortgage Loans
        -------------------
originated by the Originator, as well as Mortgage Loans originated by the Company in a bulk sale transaction.

        Code:  The Internal Revenue Code of 1986  as amended, and any successor
        ----
statute.

        Coupon Rate: The rate of interest borne by each Note.
        -----------

        FDIC: The Federal Deposit Insurance Corporation, or any successor
        ----
thereto.

        FHLMC: The Federal Home Loan Mortgage Corporation, or any successor
        -----
thereto.

        First Mortgage Loan: A Mortgage Loan which constitutes a first priority
        -------------------
mortgage lien with respect to any Mortgaged Property.

        FNMA: The Federal National Mortgage Association, a federally-chartered
        ----
and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

        Loan Balance: With respect to each Mortgage Loan, the outstanding
        ------------
principal balance thereof on the Transfer Date.

        Mortgage: The mortgage, deed of trust or other instrument creating a
        --------
first, second or third lien on an estate in fee simple in real property, in accordance with applicable law, securing a Note.

        Mortgage File: The file containing those Mortgage Loan Documents
        -------------
pertaining to a particular Mortgage Loan.

        Mortgage Loan Documents: With respect to each Mortgage Loan, the
        -----------------------
following documents:

   (a) The original Mortgage Note, endorsed "Pay to the order of First Alliance Mortgage Company without recourse" and signed, by manual signature, in the name of the Originator.

   (b) Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by the Originator or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording officer or (iii) a copy of the Mortgage certified by the public recording officer in those instances where the original recorded Mortgage has been lost;

   (c) The original Assignment of Mortgage from the Originator to the Company without recourse provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office;

   (d) The original policy of title insurance or a certified copy thereof certified by the Originator or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same;

   (e) Either: (i) originals of all intervening assignments, if any, showing a complete chain of assignment from the originator of such Mortgage Loan to the Originator including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of the Originator or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignment which shall be held until such time as the original is returned from the public recording office or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost; and

   (f) Originals of all assumption, modification and substitution agreements, if any.

        Mortgage Loans: The Mortgage Loans identified in the Schedule of Loans
        --------------
Delivered as from time to time are subject to this Agreement.

        Mortgaged Property: The residential real property subject to a Mortgage
        ------------------
which secures the Mortgage Loan.

        Mortgagor or Borrower: The obligor under a Mortgage Loan.
        ---------------------

        Note: The original note or bond or other evidence of indebtedness
        ----
evidencing the indebtedness of the Borrower/Mortgagor under a Mortgage Loan.

        Person: Any individual, corporation, partnership, joint venture,
        ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Purchase Price:  With respect to any Mortgage Loan, a price equal to the
        --------------
outstanding principal balance of the Mortgage Loan as of the related Transfer Date.

        Repurchase Price: With respect to any Mortgage Loan, a price equal to
        ----------------
the sum of (x) the outstanding principal balance of the Mortgage Loan and (y) the amortized portion of the premium, if any, for such Mortgage Loan paid by the Company to the Originator upon the completion of the Bulk Sale.

        Qualified Mortgage: "Qualified Mortgage" shall have the meaning set
        ------------------
forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

        Schedule of Loans Delivered: The Mortgage Loans set forth on a schedule
        ---------------------------
in the form of Exhibit A hereto that the Company has offered to purchase from the Originator.

        Second Mortgage Loan: A Mortgage Loan which constitutes a second
        --------------------
priority mortgage lien with respect to the related Mortgaged Property.

        Senior Lien: With respect to any Second Mortgage Loan, the mortgage loan
        -----------
relating to the corresponding Mortgaged Property having a first priority lien.

        Servicer: First Alliance Mortgage Company, a California corporation, and
        --------
its permitted successors and assigns.


        Transfer Date: The date of the funding or payment of Purchase Price by
        -------------
the Company for Mortgage Loans purchased pursuant to this Agreement. Each settlement shall be held at the offices of the Company, 701 S. Parker Street, 5th Floor, Orange, California 92668.

        Underwriting Guidelines/Purchasing Guidelines: Exhibit "B" attached
        ---------------------------------------------
hereto and made a part hereof as may from time to time be amended by the Company.

        Warehouse Facility: Bankers Trust Company, as collateral agent and
        ------------------
custodian for a warehousing line of credit established for the purpose of funding Mortgage Loans purchased by the Company.

        Section 2.  Purchase and Sale of Mortgage Loans.
                    -----------------------------------

   (a) On or before the business day immediately preceding each Transfer Date, the Originator shall deliver to the Company or to the Company's Warehousing Facility the following for each Mortgage Loan purchased as the Company may direct:

        (i)    Those Mortgage Loans described by the Company on each Schedule of

               Loans Delivered which are purchased by the Company pursuant to this Agreement;

        (ii) The agreed upon priority liens and/or mortgages on Mortgaged Property;

        (iii) The Note(s) and the Mortgage(s) endorsed by an authorized officer of the Originator to the Company together with an individual assignment to the Company (certified copy of the assignment submitted for recording) and originals of all intervening assignments, if any, of the Originator's beneficial interest in the Mortgage, showing a complete chain of title from origination to the Originator, including warehousing assignment, if any, with evidence of recording thereon.

        (iv) Any and all documents, instruments, collateral agreements, and assignments and endorsements for all documents, instruments and collateral agreements, referred to in the Notes and/or Mortgages or related thereto, including, without limitation, insurance policies (private mortgage insurance, if applicable; flood insurance, if applicable; hazard insurance; title insurance; and other applicable insurance policies) covering the Mortgaged Property or relating to the Notes and all files, books, papers, ledger cards, reports and records including, without limitation, loan applications, borrower financial statements, separate assignments of rents, if any, credit reports and appraisals, relating to the Mortgage Loans (the "Related Assets"). In all cases, the Related Assets shall be the original documents.

        (v) The list of Mortgage Loan Documents, including all writings evidencing the Mortgage Loan(s) purchased by the Company. In all cases, these documents shall be the original documents.

        (vi) In the event that the Originator cannot deliver to the Company a duly recorded assignment of Mortgage or any other document required to be recorded under this Agreement on the Transfer Date solely because of a delay caused by the public recording office when such document(s) has/have been delivered for recordation. The Originator shall deliver to the Company a certified copy of each such document(s) with a statement thereon signed by an officer of the Originator or an officer of a title insurer acceptable to the Company certifying each to be a true and correct copy of document(s) delivered to the appropriate public recording official for recordation. The Originator shall deliver to the Company such recorded document(s) with evidence of recording indicated thereon no later than 15 days after the Originator receives such document, but in any event, no later than 90 days from the Transfer Date.

        (vii)  A full copy file of the original Mortgage Loan Documents.

   (b) On each Transfer Date hereunder, the Originator shall sell, assign, transfer, convey and deliver to the Company, or the Company's Warehousing Facility all of its rights, title and interest in and to the Mortgage Loans, assets and documents as more fully enumerated and set forth in Section 2(a)(i) through (vi) inclusive, which is incorporated herein by reference.

   (c) The Purchase Price for the Mortgage Loans paid on the Transfer Date by wire transfer to the Originator's bank or such title insurer's offices and/or public escrow offices as the Company, the Originator and the Company's Warehouse Facility shall agree.

        Section 3. Interest Calculations. All calculations of interest
                   ---------------------
hereunder, including, without limitation, calculations of interest at the Coupon Rate, which are made in respect of the Loan Balance of a Mortgage Loan shall be made on the basis of a 360-day year comprised of twelve 30-day months.

        Section 4.  Premium Payment; Bulk Sales.
                    ---------------------------

   (a) In connection with each transfer under this Agreement the Company will pay or will have paid to the Originator (i) its pro rata portion of the premium received by the Company (after the deduction of the Company's costs and expenses) in connection with the sale by the Company of such Mortgage Loans in a Bulk Sale or (ii) its pro rata portion of the premium negotiated by the Company and the Originator if the Company includes Mortgage Loans in a securitization transaction.

   (b) From time to time in connection with Bulk Sales, the Company intends to transfer to a Bulk Sale Purchaser the Company's right, title and interest to certain mortgage loans originated by the Company or acquired by the Company pursuant to other agreements. The Company shall retain 100% of the premium received in such Bulk Sales with respect to loans originated by the Company or acquired by the Company pursuant to such other Agreement.

       Section 5. Representations, Warranties and Covenants Regarding the
                  -------------------------------------------------------
Originator and the Company. (a) The Originator hereby represents and warrants to
- --------------------------
the Company and its successors and assigns that, as of the date hereof:

       I. The Originator is a corporation, duly organized, validly existing and in good standing under the laws of the State of California and is in good standing as a foreign corporation, in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Originator has all requisite organizational power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted, to enter into and discharge its obligations under this Agreement.

       (ii) The execution and delivery of this Agreement by the Originator and its performance and compliance with the terms of this Agreement to which it is a party have been duly authorized by all necessary action on the part of the Originator and will not violate the Originator's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Originator is a party or by which the Originator is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Originator or any of its properties.

       (iii) This Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitutes a valid, legal and binding obligation of the Originator, enforceable against it in accordance with the terms hereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

       (iv) The Originator is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder.

       (v) Except as disclosed in writing to the Company, no litigation is pending or, to the best of the Originator's knowledge, threatened against the Originator which litigation might have consequences that would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder.

       (vi) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Originator contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

       (vii) Upon the receipt of each Mortgage Loan and other items of the Mortgage File, including the Note and Mortgage by the Bulk Sale Purchaser, such Bulk Sale Purchaser will have good and marketable title to such Mortgage Loan free and clear of any lien (other than liens which will be simultaneously released).

       (viii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Originator makes no such representation or warranty) that are necessary or advisable in connection with the sale of the Mortgage Loans and the execution and delivery by the Originator of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise), either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Originator and the performance by the Originator of its obligations under this Agreement.

       (ix) The origination practices used by the Originator with respect to the Mortgage Loans have been and are, in all material respects, legal, proper, prudent and customary in the mortgage loan lending business.

       (x) The transactions contemplated by this Agreement are in the ordinary course of business of the Originator.

       (xi) The Originator received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans.

       (xii) The Originator did not transfer or sell any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its respective creditors.

       (xiii) The Originator is solvent and will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Bulk Sale Purchaser.

The representations and warranties set forth in this paragraph (a) shall survive the sale and assignment by the Originator of the Mortgage Loans to the Company and by the Company to the related Bulk Sales Purchaser. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Company, the Company shall give prompt written notice to the Originator within 30 days of its receipt of notice of breach, the Originator shall cure such breach in all material respects.

       (b) The Company hereby represents and warrants to the Originator, that, as of the date hereof:

       (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses and qualifications necessary to carry on its business as now being conducted and to perform its obligations hereunder; the Company has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including any other instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of the Company, contravene or violate any law or regulation applicable to the Company or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of the Company pursuant to the provisions of any mortgage indenture, contract, agreement or other undertaking to which the Company is a party or which purports to be binding upon the Company or any of the Company's assets; this Agreement evidences the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

       (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Company of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise), either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Company and the performance by the Company of its obligations under this Agreement; and

       (iii) Except as disclosed in writing to the Originator, there is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein or which would be likely to impair the ability of the Company to perform under the terms of this Agreement or to collect on the Mortgage Loans.

The representations and warranties set forth in this paragraph (b) shall survive the sale and assignment of the Mortgage Loans to the Company. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Originator, the Originator shall give prompt written notice to the Company. Within 30 days of its receipt of notice of breach, the Company shall cure such breach in all material respects.

       Section 6. Representations and Warranties of the Originator Regarding the
                  --------------------------------------------------------------
Mortgage Loans. (a) Set forth in paragraph (b) below is a listing of
- --------------
representations and warranties which will be deemed to have been made by the Originator to the Company in connection with each Mortgage Loan.

       (b) With respect to each Mortgage Loan as of the related Transfer Date, the Originator hereby represents, warrants and covenants to the Company as follows:

           (i) Such Mortgage Loan was originated by the Originator and as of the such Transfer Date the related Mortgage is a valid lien on the related Mortgaged Property securing the amount owed by the Mortgagor under the related Note subject only to (i) the lien of current real property taxes and assessments,
(ii) the lien of any related first mortgage (as to any Mortgage Loan that is not secured by a first priority lien), (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal or title policy obtained in connection with the origination of the related Mortgage Loan by the Originator and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

           (ii) Each Mortgaged Property consists of one- to four-family residential real property, a condominium or townhouse located in California, Oregon, Washington, Illinois, Florida, Georgia or any other state in which the Company and the Originator are duly licensed and in which they have agreed in writing to include on this list. No Mortgaged Property consists solely of raw land, an apartment building having more than four units, a cooperative apartment or a manufactured or mobile home.

           (iii) Immediately prior to the sale, transfer, assignment and conveyance by the Originator to the Company, the Originator had good title to such Mortgage Loan, free of any interest of any other Person, and the Originator has sold, transferred, assigned and conveyed all of its right, title and interest in and to such Mortgage Loan to the Company.

           (iv) The Originator was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or acquire such Mortgage Loan. Such Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth in-Lending Act, the Real Estate

Settlement Procedure Act and other federal, state and local consumer protection, usury, equal credit opportunity, disclosure and recording laws. The consummation of the transactions herein contemplated, including, without limitation, the transfer of the Mortgage Loans to the Bulk Sale Purchaser, will not violate any such state or federal law or regulation.

           (v) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form by a title insurance company authorized to transact business in California or jurisdiction in which the subject Mortgaged Property is located, in an amount at least equal to the original Loan Balance of such Mortgage Loan together, in the case of a Mortgage Loan that is not a first priority lien, with the original principal amount of the note relating to any senior liens, insuring the Company's interest under the related Mortgage Loan as the holder of a valid first or second lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph 6(b)(i) above, was effective on the date of the origination of such Mortgage Loan, and, as of the related Transfer Date, such policy will be valid and thereafter such policy shall continue in full force and effect.

           (vi) The information set forth on each Schedule of Loans Delivered is true and correct in all material respects.

           (vii) The Originator has not received a notice of default on any senior loan secured by the related Mortgaged Property which has not been cured.

           (viii) Each Note and Mortgage is in substantially the form provided to the Company on the related Transfer Date.

           (ix) As of its date of origination, no Mortgage Loan had a Combined Loan-to-Value Ratio in excess of 85%.

           (x) No senior loan secured by the related Mortgaged Property provides for negative amortization of the principal balance thereof. Each Mortgage Loan is a closed-end Mortgage Loan, all amounts due under the related Note have been advanced and no future advances are required to be made.

           (xi) Each original Mortgage was recorded, or is in the process of being recorded and will be recorded no later than 75 days after the Transfer Date, and all subsequent assignments of the original Mortgage have been recorded, or are in the process of being recorded, in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Company and the Originator or as against creditors of the Company's and the Originator's predecessors in title.

           (xii) The related Note is not and has not been secured by any collateral, pledged account or other security except the lien of the related Mortgage. Each senior loan on a Mortgaged Property permits the granting of a junior lien similar to the related Mortgage Loan without consent.

           (xiii) As of the related Transfer Date, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to the related Mortgage which is or may be a lien prior to, or equal to, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (v) above.

           (xiv) As of the related Transfer Date, there is no delinquent tax or delinquent assessment lien against any Mortgaged Property. As of the related Transfer Date, there is no valid offset, defense or counterclaim to the related Note or Mortgage.

           (xv) As of the related Transfer Date, to the best knowledge of the Originator, the physical property subject to the related Mortgage is free of material damage and is in good repair.

           (xvi) The sale, transfer, assignment and conveyance of such Mortgage Loan and the Mortgage Files by the Originator to the Company pursuant to this Agreement, are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

           (xvii) Such Mortgage Loan is being serviced by the Servicer or by a subservicer appointed by the Servicer (the "Sub-Servicer").

           (xviii) At the related Transfer Date, the improvements upon the related Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage.

           (xix) The related Mortgage and Note are the legal, valid and binding obligations of the Mortgagor thereof and are enforceable in accordance with their terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to such Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and to convey the estate therein purported to be conveyed.

           (xx) The Originator has caused to be performed any and all acts required to be performed to preserve the rights and remedies of the Company in any insurance policies applicable to such Mortgage Loan delivered by the Originator including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights.

           (xxi) The terms of the related Note and Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Originator or the Company. The substance of any such alteration or modification is reflected on the Schedule of Loans Delivered.

           (xxii) None of the Mortgage Loans have a shared appreciation feature or other contingent interest feature.

           (xxiii) To the best knowledge of the Originator, no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation. To the best knowledge of the Originator, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, and such Mortgaged Property is lawfully occupied under the applicable law.

           (xxiv) With respect to each deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such deed of trust, and no fees or expenses (except in connection with a trustee's sale after default by the related Mortgagor) are or will become payable to the trustee under the deed of trust.

           (xxv) The related Note and Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including by trustee's sale. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgaged Property.

           (xxvi) None of the Mortgage Loans were selected from among the Originator's assets in a manner which would cause them to be adversely selected as to credit risk from the pool of mortgage loans owned by the such Originator.

           (xxvii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

           (xxviii) As of the Transfer Date, no Mortgage Loan is 31 or more days contractually delinquent.

           (xxix) If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Mortgage Loan that is not a first priority lien, with the outstanding principal balance of any liens that are prior to the related Mortgage Loan lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

           (xxx) The proceeds of each Mortgage Loan have been fully disbursed, there is no obligation on the part of the Originator to make future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans were paid.

           (xxxi) Each Mortgage Loan contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder of the Mortgage subject to limitations under applicable law.

           (xxxii) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and, to the best of the Originator's knowledge, each Mortgaged Property is undamaged by waste, fire, flood, water, earthquake or earth movement.

           (xxxiii) All of the improvements which were included for the purposes of determining the value of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property, and are stated in the title insurance policy and are affirmatively insured.

           (xxxiv) There is no default, breach, violation or event of acceleration existing under any Mortgage Loan or the related Note and no event which, after the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer, the Sub-Servicer nor the Company nor any Originator has waived any default, breach, violation or event of acceleration.

           (xxxv) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, from his or her obligations thereunder.

           (xxxvi) As of the Transfer Date, each Mortgage is a valid and subsisting first or second lien on the Mortgaged Property subject in the case of any second Mortgage only to senior liens on such Mortgaged Property and subject in all cases to the exemptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by the related Mortgage.

           (xxxvii) Any advances made after the date of origination of a Mortgage Loan but prior to the Transfer Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and a single repayment term reflected on the Schedule of Mortgage Loans. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Note permits or obligates the Servicer, the Originator or the Sub-Servicer to make future advances to the related Mortgagor at the option of the Mortgagor.

           (xxxviii) As of the Transfer Date, the Originator has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976 or other federal, state or local environmental legislation on any Mortgaged Property.

           (xxxix) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by such parties.

           (xl) Each Mortgage Note provides for level monthly payments sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date or provides for level monthly payments and a single balloon payment of unamortized principal on its maturity date sufficient to fully amortize the principal balance of such Mortgage Note on such date.

           (xli) No Mortgaged Property consists solely of raw land, an apartment building having more than four units, a cooperative apartment or a manufactured or mobile home.

           (xlii) There is no homestead or other exemption available to the related Obligor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgaged Property.

           (xliii) Each Mortgage Loan conforms to the Underwriting Guidelines/Purchasing Guidelines.

The Representations and Warranties shall survive the transfer and assignment of the Mortgage Loans to the Company. The Representations and Warranties shall survive the transfer and assignment of the Mortgage Loans by the Company to the
Bulk Sale Purchaser.   Upon discovery by the Originator, the Company or the Bulk
Sale Purchaser, of a breach of any of the Representations and Warranties, without regard to any limitation set forth in such Representation or Warranty concerning the knowledge of the Originator as to the facts stated therein, which breach, in the opinion of the Company, materially and adversely affects the interests of the Company or the Bulk Sale Purchaser in the related Mortgage Loan or Mortgage Loans, the party discovering such breach shall give prompt written notice to the other parties, and the Originator shall be required to take the remedial actions set out in Section 6 hereof.

       Section 7.  Remedies.
                   --------

   (a) Upon receipt of the notice set out in the last paragraph of Section 6 hereof, the Originator shall repurchase each affected Mortgage Loan at a price equal to the Repurchase Price for such Mortgage Loan.

   (b) It is understood and agreed that in the event that the Company is unable to sell the Mortgage Loans hereunder as a Bulk Sale and does not intend to include such Mortgage Loans in a securitization transaction the Originator shall repurchase such Mortgage Loans at the Repurchase Price. If the Company is unable to accomplish such a Bulk Sale, the Company shall notify the Originator in writing of such event and shall indicate a date for such repurchase.

   (c) Any repurchase pursuant to this Section 7 shall be accomplished by the Originator by wire transfer of immediately available federal funds to the account designated by the Company.

       Section 8. Term of Agreement. This Agreement shall terminate upon (i) the
                  -----------------
final payment or other liquidation of the last Mortgage Loan required pursuant to this Agreement or (ii) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan.

       Section 9. Authorized Representatives. The names of the officers of the
                  --------------------------
Originator and of the Company who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Originator and of the Company ("Authorized Representatives") are set forth on Exhibit C, along with the specimen signature of each such officer. From time to time, the Originator and the Company may, change the information previously given, but each party shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

       Section 10.  Notices. All demands, notices and communications relating
                    -------
to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

  If to the Originator:

           Coast Security Mortgage Inc.
           500 N. State College Boulevard, #800
           Orange, California  92668
           Attention:  Mark Chisick
           Telecopy:  (714) 978-2334
           Telephone:  (714) 978-7770

  If to the Company:

           First Alliance Mortgage Company
           701 S. Parker Street
           Suite 5000
           Orange, CA  92668
           Attention:  Cassandra Fraulino
           Telecopy:   (714) 550-6993
           Telephone:  (714) 550-6902

       Section 11. Governing Law. This Agreement shall be governed by, and
                   -------------
construed in accordance with, the laws of the State of California, without regard to conflict of laws rules applied in the State of California.

       Section 12. Assignment. No party to this Agreement may assign its rights
                   ----------
or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement.

       Section 13. Counterparts. For the purpose of facilitating the execution
                   ------------
of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

       Section 14. Amendment. This Agreement may be amended from time to time by
                   ---------
the Originator and the Company only by a written instrument executed by such parties .

       Section 15. Severability of Provisions. If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

       Section 16. No Agency: No Partnership or Joint Venture. Neither the
                   ------------------------------------------
Originator nor the Company is the agent or representative of the other, and nothing in this Agreement shall be construed to make either the Originator nor the Company liable to any third party for services performed by it or for debts or claims accruing to it against the other party. Nothing contained herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Company and the Originator.

       Section 17.  Further Assurances. The Originator and the Company agree to
                    ------------------
cooperate reasonably and in good faith with one another in the performance of this Agreement.

       Section 18. Maintenance of Records. The Originator shall continuously
                   ----------------------
keep an original executed counterpart of this Agreement in its official records.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.


                                        FIRST ALLIANCE MORTGAGE COMPANY,
                                         as Company


                                        By:
                                           -------------------------------
                                        Name: Brian Chisick
                                        Title: President


                                        COAST SECURITY MORTGAGE INC

                                        By:
                                           -------------------------------
                                        Name:  Mark Chisick
                                        Title: President

                                   EXHIBIT A

                          Schedule of Loans Delivered
                          ---------------------------

                                   EXHIBIT B

                 Underwriting Guidelines/Purchasing Guidelines
                 ---------------------------------------------

                                   EXHIBIT C

                          AUTHORIZED REPRESENTATIVES

          Reference is hereby made to the Mortgage Loan Master Transfer Agreement, dated as of _______________, 199_ (the "Agreement"), among First Alliance Mortgage Company (the "Company") and Coast Security Mortgage Inc., as Originator.

          The following are the Originator's Authorized Representatives for purposes of the Agreement:

                                                                Specimen
Name                           Title                            Signature
- ----                           -----                            ---------

Mark Chisick                   President                 -----------------------

Brad Chisick                   Vice President            -----------------------

Stephanie Sarver               Loan Operations Manager   -----------------------

          The following are the Company's Authorized Representatives for purposes of the Agreement:

                                                                Specimen
Name                           Title                            Signature
- ----                           -----                            ---------

Brian Chisick                  President                 ----------------------

Cassandra L. Fraulino          Manager                   ----------------------

Laura Yamasaki                 Manager                   ----------------------


          IN WITNESS WHEREOF, I,        , hereby certify that the above
signatures are true and correct as of this _____ day of __________.



                                                    --------------------
                                                    Name:

                                      19